American Century Mutual Funds, Inc. Prospectus Supplement Capital Growth Fund
Supplement dated September 1, 2010 ¡ Prospectus dated March 1, 2010

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the Capital Growth Fund will be transferred to the American Century Growth Fund in exchange for shares of the Growth Fund.

Effective October 1, 2010, as of the close of the New York Stock Exchange, Capital Growth will be closed to all investments.

The reorganization is expected to be effective on October 29, 2010, as of the close of the New York Stock Exchange. Capital Growth’s Investor, Institutional, A, C and R Class shareholders will receive shares of equal value of the corresponding class of Growth on a tax-free basis in exchange for their shares of Capital Growth. Capital Growth’s B Class shareholders will receive shares of equal value of the A Class of Growth on a tax-free basis in exchange for their shares of Capital Growth. The two funds’ investment objectives and strategies are substantially similar, and Growth’s total expense ratio is expected to be lower than Capital Growth’s. The value of a shareholder’s account will not change as a result of the transaction.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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